                                                                    Exhibit 10.1
                                                                    ------------


Colleen M. Adstedt has entered into a Change in Control Agreement, and an amendment thereto, substantially identical (apart from the names of the parties thereto, the dates of execution and an address for notices) to the agreements with Mr. Bristow filed as Exhibits 10.29 and 10.30 to the Company's Annual Report on Form 10-K for the year ended December 31, 2000.